UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2020

PDS BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37568	26-4231384

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25B Vreeland Road, Florham Park NJ 07932
(Address of Principal Executive Offices, and Zip Code)

(800) 208-3343
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of CFO

On December 8, 2020, the Board of Directors (the “Board”) of PDS Biotechnology Corporation (the “Company”) appointed Seth L. Van Voorhees, Ph.D. as Chief Financial Officer, effective as of January 1, 2021 (the “Effective Date”). On the Effective Date, Dr. Van Voorhees will assume the responsibilities performed by Michael King, the Company’s current interim Chief Financial Officer.  Dr. Van Voorhees will also serve as the Company’s principal financial officer and principal accounting officer.

Dr. Van Voorhees, age 60, previously served as the Chief Financial Officer and Vice President – Business Development of Research Frontiers (a public company focused on licensing patented nanomaterial products) from January 2011 through December 2020.  Dr. Van Vorhees previously held senior financial, business development and investment banking positions as chief financial officer of American Pacific, specialty chemical manufacturer, and at Merrill Lynch, Wasserstein Perella and UBS Warburg, where he completed numerous investment banking assignments for advanced power technology and industrial clients. His background includes a Ph.D. in chemistry from the University of Pennsylvania and an MBA in finance from Columbia University.

There are no family relationships between Dr. Van Voorhees and any of the Company’s directors or other executive officers. There are no arrangements or understandings between Dr. Van Voorhees and any other persons or entities pursuant to which he has been appointed as Chief Financial Officer and Dr. Van Voorhees has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, the Company entered into an Executive Employment Agreement with Dr. Van Voorhees as Chief Financial Officer (the “Employment Agreement”). Under the terms of the Employment Agreement, Dr. Van Voorhees will receive an annual salary of $300,000, which is subject to adjustment at the discretion of the Board.  Dr. Van Voorhees is also eligible for an annual performance bonus of 35% of his base salary, as determined by the Board or the Compensation Committee of the Board (the “Compensation Committee”), provided that Dr. Van Voorhees remains employed with the Company on the last day of the relevant performance period. The Employment Agreement further provides that if Dr. Van Voorhees’ employment is terminated by the Company without cause or if he resigns for good reason, then, Dr. Van Voorhees will be entitled to receive (i) a severance payment equal to twelve months’ of his then-current base salary and (ii) reimbursement for health care continuation (COBRA) premiums for up to 6 months following the date of his termination. The Employment Agreement contains customary non-competition and non-solicitation covenants, as well as an invention assignment agreement.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On the first trading day after the Effective Date, Dr. Van Voorhees will receive an initial grant of 202,800 options to purchase shares of the Company’s common stock, par value $0.00033 per share (“Common Stock”) pursuant to the inducement grant exception under Nasdaq Rule 5635(c)(4) under the Inducement Plan (as defined below) (the “Options”) as an inducement material to Dr. Van Voorhees’s acceptance of employment with the Company. The Options will have an exercise price equal to the fair market value on the date of grant and will vest over four years, with 25% vesting on January 1, 2022 and the remaining 75% vesting in 36 equal monthly installments thereafter, subject to Dr. Van Voorhees’ continued service to the Company through each vesting date.

Amendment to Inducement Plan

On December 9, 2020, the Company amended its 2019 Inducement Plan (the “Inducement Plan”) solely to increase the total number of shares of Common Stock reserved for issuance under the Inducement Plan from 200,000 shares to 500,000 shares.  The Inducement Plan, as amended, is filed as Exhibit 10.2 here and  incorporated herein by reference.

2014 Equity Incentive Plan

On December 8, 2020, the Board adopted, subject to stockholder approval, the Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Inventive Plan (the “Restated Plan”), which would amend and restate in its entirety the Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan (the “Current Plan”).  The Restated Plan is identical to the Current Plan in all material respects, except as follows:

●
Share Reserve – if the Restated Plan is approved by the Company’s stockholders, the number of shares of Common Stock authorized for issuance under the Restated Plan will increase from 826,292 shares to 3,339,243 shares, plus the total number of shares of Common Stock that remained available for issuance, and are not covered by outstanding awards issued under the Current Plan, immediately prior to December 8, 2020; and

●
Term – if the Restated Plan is approved by the Company’s stockholders, the Restated Plan will terminate on December 7, 2030, unless earlier terminated.  The Current Plan is scheduled to terminate on January 17, 2029.

The Company plans to submit the approval of the Restated Plan to the stockholders of the Company at the Company’s 2021 annual meeting of stockholders.

The foregoing summary of the Restated Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Restated Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference, and the form of award agreement thereunder, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On December 9, 2020, the Company issued a press release announcing the appointment of Dr. Van Voorhees as Chief Financial Officer. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Executive Employment Agreement by and between the Company and Seth L. Van Voorhees, Ph.D.
10.2	PDS Biotechnology Corporation 2019 Inducement Plan, as amended.
10.3	Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan.
10.4	Form of Employee Stock Option Agreement under the Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan.
99.1	Press Release Dated December 9, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS BIOTECHNOLOGY CORPORATION

Date: December 9, 2020	By:	/s/ Frank Bedu-Addo, Ph.D.
	Name:	Frank Bedu-Addo, Ph.D.
	Title:	President and Chief Executive Officer